SECURITY AGREEMENT

                            (LORETTA FOOD GROUP INC.)


     THIS SECURITY AGREEMENT ("Agreement') is made as of the 9th day of March, 2005, by Loretta Food Group, Inc., a Delaware corporation, with a mailing address of 2405 Lucknow Drive, Mississauga, ON L5S 1H9 ('Debtor"), in favor of Caithness Financial Services Limited, an Ontario corporation with a mailing address of 141 Adelaide Street, Suite 500, Toronto, ON M5H 3L5 ("Lender").

1. THE SECURED INDEBTEDNESS. For valuable consideration, Debtor makes this Agreement to secure the payment of all present and future indebtedness, liabilities and obligations of Debtor to Lender, however created or arising, whether under the following:

         the Senior Secured Promissory Note of even date hereof in the amount of Eight Hundred Eighty Thousand ($880,000) Dollars made by Debtor payable to Lender, arising from the Loan Agreement (the "Loan Agreement') dated March 8, 2005 between Loretta Baking Mix Products, Ltd. ("Loretta') and Lender, and any other note(s), guaranty(ies), loan and/or letter of credit agreement(s), indemnity agreement(s) or other evidence(s) of indebtedness to Lender made as of the date of this Agreement by Loretta or Debtor and all extensions, renewals, modifications, substitutions or replacements;

or under any other present or future instrument or agreement between Loretta or Debtor and Lender, or otherwise, and whether direct, indirect, primary, secondary, fixed, contingent, joint or several, due or to become due, and including, without limit and any and all renewals, extensions, modifications, substitutions or replacements of any of them, and the performance of the covenants and obligations due or to become due to Lender, including, without limit, those due under this Agreement, and the repayment of all sums expended by Lender in connection with performance of those covenants and obligations (individually and collectively, the "Indebtedness").

2. GRANT OF SECURITY INTEREST IN COLLATERAL. To secure payment of the Indebtedness, Debtor grants Lender a continuing first security interest in all of the following assets and property of Debtor, wherever located and whether now owned or existing or hereafter arising or acquired:

     All assets of Debtor, (the "Collateral") including, but not limited to:

         (a) all equipment in all of its forms, and all fixtures wherever located, now or hereafter existing, and all parts thereof, and accessions, accessories, supplies, and operating manuals thereto (the "Equipment");

         (b) all inventory in all of its forms, and all products thereof, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefore, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which the Debtor has an interest in mass or a joint or other interest or right of any kind, and (iii) goods which are held for sale or lease, and all accessions thereto and products thereof (the "Inventory"; Equipment and Inventory are hereinafter referred to collectively as the "Tangible Collateral");

         (c) all accounts, rights arising under contracts, chattel paper, instruments, rights under letters of credit, documents, general intangibles, payment intangibles and other obligations of any kind, whether now owned or hereafter acquired, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any of such accounts, rights arising under contracts, chattel paper, instruments, general intangibles or obligations (collectively, the "Intangible Collateral");

         (d) all interests in equities, debentures, securities and negotiable instruments including, but limited to, all shares of capital stock whether voting or non-voting, preferred or common, public or private, or convertible and including all options, warrants, appreciation rights and all other forms of ownership for example, but not limited to, limited partnership interests, limited liability company membership, real estate investment trusts and the like and the proceeds therefrom ("Securities");

         (e) all books and records of the Debtor pertaining to any of the Collateral; and

         (f) all cash and all proceeds of any of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (d) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not the Secured Party is loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral.

3. WARRANTIES AND REPRESENTATIONS. Debtor represents and warrants to Lender as follows:

     3.1 Payment of Indebtedness. Debtor will pay the Indebtedness and perform all obligations related to the Indebtedness when due, whether by maturity, acceleration or otherwise.

     3.2 Authority. This Agreement is the valid and binding obligation of Debtor, enforceable in accordance with its terms. Debtor is duly organized and validly existing and in good standing under the laws of the State of Delaware and authorized to transact business in all states in which Debtor conducts business, and the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of Debtor's governing body and will not violate Debtor's governing instruments or other agreements.

     3.3 Name; Address; Location of Collateral. Debtor's name and mailing address, chief executive office address, and the location of the Collateral and all records concerning the Collateral are accurately set forth on the signature page of this Agreement. Debtor has not conducted business in any other name. Debtor shall notify Lender in advance of any changes to name, address, or location of Collateral including the addition of one or more of the foregoing.

     3.4 Title to Collateral. Debtor has good and marketable title to the Collateral, free and clear of any liens, encumbrances or security interests whatsoever, other than the security interest granted by this Agreement and existing liens, encumbrances or security interests disclosed to and affirmatively accepted by Lender in writing. Lender's security interest in the Collateral has first priority, and Debtor will keep the Collateral free of all other liens, encumbrances and security interests. Debtor will defend the Collateral against all claims and demands of all persons at any time claiming any interest in the Collateral. Debtor will immediately mark its records and the Collateral to clearly indicate the security interest of Lender.

     3.5 Nature of Collateral. All of the Collateral is held by Debtor solely for business purposes, and none of the Collateral constitutes consumer goods. No part of the Collateral consists of equipment used in farming operations or farm products or accounts or general intangibles arising from or relating to the sale of farm products by a farmer. The Collateral was acquired in the ordinary course of business of Debtor. There are no setoffs, counterclaims or defenses against the Collateral.

     3.6 Financing Statements. No other financing statement covering all or any part of the Collateral is on file in any public office. Debtor will execute financing statement(s) in form acceptable to Lender and will pay the cost of filing financing statement(s) in all public offices wherever filing is deemed desirable by Lender. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Delaware Uniform Commercial Code ("UCC") and may be filed by Lender in any filing office. This Agreement shall be terminated only by Lender's filing of a termination statement in accordance with the applicable provisions of the UCC. Debtor will do all other things, execute all documents, and pay all related costs necessary or requested by Lender to establish, verify or continue the validity and priority of Lender's security interest.

4. COVENANTS. Debtor covenants and agrees as follows:

     4.1 Payment of Taxes. Debtor shall pay when due and before any interest, collection fees or penalties accrue, all taxes, expenses, assessments, liens or other charges which may now or hereafter be levied or assessed against the Collateral. Debtor shall furnish proof of payment upon request of Lender.

     4.2 Insurance.

     4.2.1 Debtor shall keep the tangible Collateral insured for the benefit of Lender against fire and other hazards and risks, including, without limit, vandalism and malicious mischief, as Lender may require and shall provide public liability and product liability insurance and any other insurance as Lender may reasonably require from time to time. All insurance shall be in amounts and in forms and with companies satisfactory to Lender. Debtor shall deliver to Lender the policies evidencing the required insurance with premiums fully paid for one year in advance, and with loss payee clauses making all losses payable to Lender. Renewals of the required insurance (together with evidence of premium prepayment for one (1) year in advance) shall be delivered to Lender at least thirty (30) days before the expiration of any existing policies. All policies and renewals shall provide that they may not be canceled or amended without giving Lender thirty (30) days' prior written notice of cancellation or amendment.

     4.3 Maintenance of Collateral. Debtor will maintain the Collateral in good condition and repair, and will replace any damaged or obsolete Collateral. Debtor shall not use, or suffer or permit the use of, the Collateral for any unlawful purpose, and shall use, operate and control the Collateral in compliance with all applicable law and regulation, including without limitation those governing protection of the environment and the use and disposal of hazardous substances, and shall not cause, permit or suffer the presence, use, storage, disposal, or release on or in any place where the Collateral is located any toxic or hazardous substance as defined in any federal or state law, regulation or rule relating to health, safety or environmental protection.
Debtor will promptly inform Lender of any loss or diminution in value of the Collateral. Debtor shall make or permit no modification, compromise or substitution for the Collateral without the prior written consent of Lender, provided that in the ordinary course of business Debtor may (1) grant any person obligated on any of the Collateral any credits, refunds and adjustments to which they may be lawfully entitled, and (2) repair and replace Equipment. Debtor shall maintain its place of incorporation in Delaware and shall maintain the location where it keeps its Intangible Collateral at the location shown on the signature page.

     4.4 Stock and Equity Covenants. Because Lender believes that Debtor is essentially a holding company, Debtor further covenants:

     4.4.1  Debtor  agrees  to  pledge  its   Securities  to  Lender  until  the
Indebtedness is fully paid with Lender to be a secured creditor under applicable laws of the United States and Ontario;

     4.4.2  Debtor  shall  not sell,  transfer,  redeem,  hypothecate,  deliver,
encumber,   assign,  dispose,  or  abandon  ("Disposition")  its  Securities  or
Collateral without thirty (30) days advance written notice to Lender;

     4.4.3 Debtor shall not distribute proceeds from any Disposition of Securities without the prior written consent of Lender, it being understood that Debtor accepts all proceeds as the Lender's agent in trust for the Lender and Debtor will not commingle the proceeds with its other Collateral and shall instead deliver said proceeds to the Lender upon Debtor's receipt or thereafter if an Event of Default has occurred.

     4.4.4 Debtor shall not engage in any financing activity with respect to any of its subsidiaries or divisions without the advance written notice and consent of the Lender.

     4.5 Leased Facilities. If the Collateral is located at a facility leased by Debtor, Debtor will obtain from the lessor a consent to the granting of a security interest in the Collateral and a disclaimer of any interest of the lessor in the Collateral. The consent and disclaimer shall be in form acceptable to Lender. Debtor will pay all rents and perform other obligations for any leased facilities.

     4.6 Redelivered Collateral. If Lender redelivers any of the Collateral in Lender's possession to Debtor or Debtor's designee for the purpose of (1) the ultimate sale or exchange thereof, (2) presentation, collection, renewal, or registration of transfer thereof, or (3) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange, such redelivery shall be in trust for the benefit of Lender and shall not constitute a release of Lender's security interest therein or in the proceeds or products thereof unless Lender specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Lender. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Lender and forthwith delivered to Lender for application on the Indebtedness. Lender may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to Debtor, and such delivery by Lender shall discharge Lender from any and all liability or responsibility for such Collateral.

     4.7 Prohibition on Transfer or Modification. Debtor shall not transfer, sell, assign, lease or modify the Collateral or any interest therein, any part thereof, or any substantial portion of Debtor's other assets or property without the prior written consent of Lender, except for sales of Inventory and replacements of Equipment and supplies in the ordinary course of Debtor's business.

     4.8 Prohibition on Change of Name, Organization or Location. Debtor shall not conduct Debtor's business under any name other than as appears in this Agreement nor change or reorganize the type of Debtor's business entity, nor change the location of any of the Collateral without the prior written consent of Lender.

     4.9 Right of Setoff. Debtor grants Lender the right, exercisable at any time, whether or not Debtor is then in default, to set off or apply against the Indebtedness any account or deposit with Lender in which Debtor has an interest or against any other amounts which may be in the possession of Lender and to the credit of Debtor. 4.10 Examination of Records and Collateral. Debtor shall keep full and accurate records of Debtor's business, including, without limit, records related to the Collateral, and such records shall be open to audit, inspection and duplication by Lender at all times. Lender may enter upon any property owned by or in the possession of Debtor to examine and inspect the Collateral. Debtor shall promptly provide Lender with any information concerning the Collateral as Lender may request at any time.

     4.11 Further Actions. Promptly upon the request of Lender, Debtor shall execute, acknowledge and deliver any and all further documents, security agreements, financing statements and assurances, and do or cause to be done all further acts as Lender may require to confirm and protect the lien of this Agreement or otherwise to accomplish the purposes of this Agreement.

5. RECEIVABLES. Debtor covenants and agrees as follows:

     5.1 Collection. Debtor shall continue to collect and enforce all present and future payments due to Debtor pursuant to the accounts, leases or any of the other Collateral (collectively, the "Receivables") until Lender notifies Debtor and the obligors under the Receivables of Lender's interest under this Agreement, after which time Debtor shall hold any proceeds collected with respect to the Receivables in trust for Lender and shall cooperate and assist in collection and enforcement of the Receivables. Debtor shall not commingle the proceeds and shall turn the proceeds over to Lender immediately upon receipt.

     5.2 Updates. Debtor shall, immediately upon request from Lender, provide Lender with an updated list of the Receivables, stating the current name and address of each obligor, the balance due, the amount of any setoffs, defenses, contras or counterclaims, whether Debtor's performance is complete, and any other comments required by Lender. Each update list shall be Debtor's warranty that (i) the Receivables are valid and enforceable and owing, subject only to reported offsets, (ii) if evidenced by a note, chattel paper, or other instrument or document, it has been endorsed and delivered to Lender, or
(iii) Debtor does not know of any death, dissolution, liquidation, insolvency, bankruptcy, appointment of receiver, or similar action by or against any obligor of the Receivables.

     5.3 Notice to Obligors. Lender may notify obligors under the Receivables of the existence of this Agreement, and Lender may instruct the obligors under the Receivables to make future payments to Lender (whether before or after default by Debtor).

     5.4 Actions of Lender. Debtor agrees that Lender shall be entitled, in its own name (or in the name of Debtor, or by receiver, or otherwise) but at the sole expense of Debtor, to collect, demand, receive, sue for or compromise any and all of the Receivables, to give good and sufficient releases, to endorse any checks, drafts or other orders for the payment of money payable to Debtor in payment of the Receivables and, in Lender's discretion, to file any claims or take any other action or proceeding which Lender deems advisable. Upon the occurrence of an Event of Default, to establish a United States Post Office Box in the name of Debtor but under the exclusive custody and control of Lender, to direct all obligors on any Receivable(s) or other intangible to make all payments due and to become due thereon to the United States Post Office Box established by Lender in the name of Debtor or to make said payments directly to Lender, to direct the Postmaster of the United States Post Office to forward to Lender all mail addressed to Debtor or to hold all mail addressed to Debtor at the Post Office until an officer or employee of Lender shall request possession of same, to open and dispose of all mail, howsoever received by Lender, addressed to Debtor, and to endorse any item howsoever received by Lender, representing any payment on or other proceeds or products of the Collateral.

     5.5 No Duty. Debtor acknowledges and agrees that Lender shall not be required or obligated to make any, demand or to make any inquiry as to the nature or sufficiency of any payment received by Lender with respect to the Receivables or to present to file any claim or take any other action to collect or enforce the payment of any amounts with respect to the Receivables assigned to Lender.

6. REIMBURSEMENT OF EXPENSES. Debtor shall be responsible for and shall reimburse Lender for all costs and expenses, including attorneys' fees, incurred by Lender in drafting and enforcing the rights of Lender under this Agreement. All costs and expenses shall be included in the Indebtedness and shall be immediately due and payable together with interest at the maximum rate in effect under the Promissory Note and the Loan Documents. Such costs and expenses shall include, without limitation, costs or expenses incurred by Lender in any bankruptcy, reorganization, insolvency or other similar proceeding. Any reference in this Agreement to attorneys' fees shall mean fees, charges, costs and expenses of both in house and outside counsel and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in a workout, in consultation with counsel, or otherwise. All costs, expenses and fees of any nature for which Debtor is obligated to reimburse or indemnify Lender are part of the Indebtedness secured by this Agreement and are payable upon demand, unless expressly provided otherwise, with interest at the highest rate charged by Lender on any of the Indebtedness (but not to exceed the maximum rate permitted by law).

7. RIGHTS AND OBLIGATIONS OF LENDER. In the event that Debtor fails to pay taxes, maintain insurance or perform any other obligation arising under this Agreement, Lender may pay or perform such obligation(s) for the account of Debtor and the same shall be added to the Indebtedness and shall be immediately due and payable together with interest at the highest rate charged by Lender on any of the Indebtedness (but not to exceed the maximum rate permitted by law). Lender shall not be liable for any loss to the Collateral nor shall such loss reduce the amount of the Indebtedness. Lender will use reasonable care in the custody and preservation of any Collateral in Lender's possession, but Lender has no duty to preserve rights against prior parties.

8. INDEMNIFICATION. Debtor shall indemnify, defend and save Lender harmless from all claims, liabilities, obligations, damages, fines, costs, and expenses, including attorneys' fees, incurred by Lender and causes of action or other rights asserted against Lender and relating to this Agreement or Debtor's obligations hereunder and/or the Collateral, its ownership, use, collection, disposition or compliance with applicable law.

9. EVENTS OF DEFAULT AND REMEDIES.

     9.1 Events of Default. Any of the following events shall, for purposes of this Agreement, constitute an "Event of Default":

     9.1.1 Failure by Debtor or any co-obligor to pay any payment of principal, interest, bonus amount or Reserve or any other amount owing on the Indebtedness when due, whether by maturity, acceleration or otherwise.

     9.1.2 Any failure by Debtor, any co-obligor or any guarantor of all or any part of the Indebtedness to comply with, or breach by Debtor, any co-obligor, any guarantor or any subordinator of any of the terms, provisions, warranties or covenants of this Agreement or any of the Loan Documents (as defined in the Loan Agreement) after the lapse of any period such agreements of documents afford for remedy of the breach. Notwithstanding any provision to the contrary, in the event of a non-monetary or non-financial default, Debtor shall have a reasonable time but not longer than thirty (30) days from the date of Lender's notice to cure such default if such default is curable, otherwise no cure period shall apply.

     9.1.3   Termination,   cancellation,   or   disclaimer   of   liability  or
enforceability of any guaranty or subordination agreement given in connection with any of the Indebtedness.

     9.1.4 Institution of remedial proceedings or other exercise of rights and remedies by the holder of any security interest or other lien against any of the Collateral.

     9.1.5 The insolvency of Debtor, any co-obligor or any guarantor or the admission in writing of Debtor's, any co-obligor's or any guarantor's inability to pay debts as they mature.

     9.1.6 Any statement, representation or information made or furnished by or on behalf of Debtor, any co-obligor, any guarantor or subordinator to Lender in connection with or to induce Lender to provide any of the Indebtedness shall prove to be false or materially misleading when made or furnished.

     9.1.7 Institution of bankruptcy, reorganization, insolvency or other similar proceedings by or against Debtor, any co-obligor or any guarantor or the appointment of a receiver, custodian or trustee for the Debtor, any co-obligor or any guarantor or any substantial portion of its assets.

     9.1.8 Any loss, theft, substantial damage or destruction to the Collateral, unless insured as required by this Agreement or other document; or the entry of any judgment in an amount greater than Twenty-Five Thousand and 00/100 Dollars ($25,000.00) against Debtor, any co-obligor, or any guarantor, or the issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or judicial process upon or in respect to Debtor, any co-obligor or any guarantor or the Collateral unless such action is stayed by payment or an appropriate court order within 21 days after filing.

     9.1.9 Sale or other disposition by Debtor, any co-obligor or any guarantor of any substantial portion of assets or property, or equity, or a distribution to shareholders outside the ordinary course of business, or death, dissolution, merger, consolidation, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Debtor, any co-obligor or any guarantor.

     9.1.10 If there is any failure by Debtor, any co-obligor or any guarantor to pay when due any indebtedness, or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness.

     9.1.11 There is a substantial change in the existing or prospective financial condition of Debtor, any co-obligor, any guarantor or the Collateral, which Lender in good faith determines to be materially adverse that is not corrected or resolved to the Lender's satisfaction within thirty (30) days after notice of the change to Debtor.

     9.1.12 Lender in good faith deems itself insecure provided that Lender notifies Debtor of the related event(s) or condition(s) and Debtor fails to correct or resolve the same to Lender's reasonable satisfaction within thirty
(30) days afterwards.

     9.2 Remedies. Upon the occurrence of any Event of Default which has occurred and is continuing, Lender shall have the right to do the following:

     9.2.1 Declare all or part of the Indebtedness immediately due and payable.

     9.2.2 Institute legal proceedings to foreclose the lien and security interest granted by this Agreement, to recover judgment for all of the Indebtedness then due and owing, and to collect it out of any of the Collateral or the proceeds of its sale.

     9.2.3 Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all of the Collateral.

     9.2.4 Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where any Collateral is located, and take possession of any of it and all related records and/or render any of it unusable; and without being responsible for its loss or damage, hold, operate, sell, lease, or dispose of, all or any of the Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Lender may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, and to the extent permitted by law, Debtor waives all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Lender to sell, lease or otherwise dispose of the Collateral or as to the application by Lender of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law.

     9.2.5 Take possession of the Collateral (and any other property then in or on the Collateral) and all related records, with or without demand, and with or without process of law; sell and dispose of the Collateral in any amount or order and to distribute the proceeds according to law. Any statutory requirement for notice shall be met if Lender shall send notice to Debtor at least five (5) days prior to the date of sale, disposition or other applicable event. Debtor shall be liable for any deficiency remaining after disposition of the Collateral.

     9.2.6 Notify all persons obligated under any of the Collateral to make all payments to Lender and demand, collect, sue for, receive, receipt for, settle and compromise, extend or postpone the time for payment of, forbear from enforcing, and otherwise do all things Debtor could do in connection therewith.

     9.2.7 Exercise any one or more of the rights and remedies under the UCC or at law or equity to enforce the payment of the Indebtedness.

     9.3 Remedies Generally.

     9.3.1 At any sale pursuant to this Agreement, physical or constructive possession of the Collateral is not required and any purchaser may conclusively rely on the recitals in any evidence of conveyance and shall have not obligation to see to the application of the purchase money. Any sale of any of the Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

     9.3.2 Debtor agrees, upon request of Lender, to assemble the Collateral and all related records and make it available to Lender at any place which is reasonably convenient for Lender. Debtor grants Lender permission to enter upon any premises owned or occupied by Debtor for the purpose of taking possession of the Collateral. Debtor agrees to notify all persons obligated under any of the Collateral to make all payments to Lender.

     9.3.3 All remedies provided for under this Agreement shall be available to the extent not prohibited by law. Each remedy shall be cumulative and additional to any other remedy of Lender at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of, or acquiescence in, any such default or Event of Default.

     9.4 Application of Proceeds. Any proceeds received by Lender from the exercise of its remedies shall be applied as follows:

     9.4.1 First, to pay all costs and expenses incidental to disposition of the Collateral, including, without limit, reasonable attorneys fees, any taxes, assessments, liens and encumbrances prior to the lien of this Agreement. 9.4.2 Second, to the payment of the Indebtedness in the following order: (i) Lender's expenses made to perform Debtor's obligations, (ii) late charges and interest accrued and unpaid, (iii) any prepayment premiums and any bonus amounts,
(iv) unpaid fees and other charges, and (v) the outstanding principal balance.

     9.4.3 Third, any surplus remaining shall be paid to Debtor or to whosoever may be lawfully entitled.

10. MISCELLANEOUS.

     10.1 Governing Law. This Agreement shall be construed according to the laws of the State of Michigan.

     10.2 Successors and Assigns. Lender shall have the right to assign any of the Indebtedness and deliver all or any part of the Collateral without Debtor's consent. This Agreement shall be binding upon the successors and assigns of Debtor including, without limit, any debtor in possession or trustee in bankruptcy for Debtor, and the rights and privileges of Lender under this Agreement shall inure to the benefit of its successors and assigns. This shall not be deemed a consent by Lender to a conveyance by Debtor of all or any part of the Collateral or of any ownership interest in Debtor.

     10.3 Notices. Notice from one party to another relating to this Agreement, if required, shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address or telecopier number set forth by any of the following means: hand delivery, registered or certified mail, postage prepaid, express mail or other overnight courier service or telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with these provisions shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by registered or certified mail, or on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier to the following address or number:

         If to Secured Party:

         Caithness Financial Services Limited
         141 Adelaide Street West, Suite 500
         Toronto, ON
         Canada M5H 3L5
         Attn:    William Smethurst
         Facsimile No.: 416-363-0456

         If to Debtor:

         Loretta Food Group, Inc.
         2405 Lucknow Drive
         Mississauga, ON
         Canada L5S 1H9
         Attn:    Al Burgio
         Facsimile No.: (905) 678-0733


     10.3.1 Entire Agreement; Waivers; Amendments. This Agreement and any agreement to which it refers state all rights and obligations of the parties and supersede all other agreements (oral or written) with respect to the security interests granted by this Agreement. Any waiver by Lender of any default or Event of Default shall be in writing and shall be limited to the particular default waived and shall not be deemed to waive any other default. Any amendment of this Agreement shall be in writing and shall require the signature of Debtor and Lender.

     10.4  Partial  Invalidity.   The  invalidity  or  unenforceability  of  any
provision of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     10.5 Inspections. Any inspection, audit, appraisal or examination by Lender or its agents of the Collateral or of information or documents pertaining to the Collateral is for the sole purpose of protecting Lender's interests under this Agreement and is not for the benefit or protection of Debtor or any third party.

     10.6 Joint and Several Liability. In the event that more than one person or entity executes this Agreement, the obligations of each person or entity shall be joint and several and may be enforced against any one or more of them in any order without releasing any of the others.

     10.7 Automatic Reinstatement. Notwithstanding any prior revocation, termination, surrender or discharge of this Agreement, the effectiveness of this Agreement shall automatically continue or be reinstated, as the case may be, in the event that any payment received or credit given by Lender in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limit, laws pertaining to bankruptcy or insolvency, in which case this Agreement shall be enforceable as if the returned, disgorged or rescinded payment or credit had not been received or given, whether or not Lender relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Lender to execute and deliver to Lender those documents which Lender determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation. If Debtor does not execute and deliver to Lender such documents upon demand, Lender and each officer of Lender is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) to execute and deliver such documents in the name and on behalf of Debtor.


     10.8 WAIVER OF JURY TRIAL. DEBTOR AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

     This Security Agreement is dated and effective on the date first above written.

                                                     DEBTOR:
                                                     LORETTA FOOD GROUP, INC.,
                                                     a Delaware corporation
                                                     By:
                                                       -----------------------
                                                              Al Burgio
                                                     Its:     President

Location of the Collateral and all records:
2405 Lucknow Drive
Mississauga, ON
Canada L5S 1H9